Exhibit 99.1



ENER-CORE

CleanEquity Monaco Conference


Over 150 billion cubic meters of
gas are flared annually
Monetary value = $ 65 billion
Power for 100 million homes.

If this were produced by a country, it would be the 6th largest global gas producer



806.8 BCM
671.0 BCM
224.2 BCM
190.2 BCM
188.9 BCM
150.0 BCM
The Divided Republic of Wasted Gas & Money
146.9 BCM

[Data Source: US Energy Information Association (EIA)]

Why do Industries not use their waste gases?

Industry uses combustion to obtain energy from gases

Combustion needs fuel with high energy content



Combustion does not work with low energy gas!

Ener-Core's Solution
The Power Oxidizer

- Clean base-load power
- Prevents and reduces emissions
- New value from waste gases – energy and revenues.



Oxidation Replaces Combustion


High energy fuel
Oxygen (Air)
O_2
Combustion / Flame
Milliseconds
Heat (Useable Energy)
Low energy fuel
Oxygen (Air)
O_2
Oxidization
Seconds
Heat (Useable Energy)

Oxidation: A Natural Process

Oxidation occurs when a substance comes into contact with oxygen molecules.

Almost everything, over time, reacts with oxygen…

Oxidation is usually a **very slow process**.

Ener-Core accelerates this **process**.



Methane (in atmosphere)
10–20 years
Sterling Silver
2 weeks
Banana
5–7 days
Ener-Core
2–3 seconds!

The Ener-Core Technology Approach



Power Station
Power
(MW)
Heat (Steam)

Replaces the combustion chamber in existing technologies with the Ener-Core Oxidizer

Ener-Core's project economics are simple and consistent



Waste Water Treatment Plants



Ethanol Plants



Petrochemicals



Food Processing Plants



Oil & Gas



Coal Mines

Industrial Waste Gases Are An Energy Resource

3,000,000 industrial facilities worldwide generate 36% of global greenhouse gas emissions



Annual energy costs are over $800 billion

Sources: www.global-greenhouse-warming.com www.eia.gov

Energy savings of 35% to 50% per year at Industrial facilities

Near zero pollution


Waste Gas
Power & Steam

Increased Energy Efficiency

Unique Value Proposition

Existing Waste Gas Systems add cost to the system





- Installation costs
- Operation costs
- Goal: Clean or destroy the waste gas

Ener-Core technology creates value from what otherwise costs money to be removed



- Goal: Sound Capital Investment

The Size of the Opportunity



NORTH AMERICA
EUROPE
ASIA
Atlantic Ocean
AFRICA
SOUTH AMERICA
Pacific Ocean
Indian Ocean
AUSTRALIA

Ability to use waste gas to produce clean energy represents…

- 65 – 100 million homes powered / year
- $65 billion annual electricity revenue
- $100 billion equipment market

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Minimize Technology Risks

- Simply replacing one component (the combustor) of existing power generation systems
- No moving parts
- No catalyst – no complex chemistry
- Simple temperature and pressure
- Over 2 years of real operation

- The remainder of the power systems are the complex part – but they have already been perfected over decades

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Build To Industrial Scale

Steam Generation Integration



Steam Outlet
Flue Gas Outlet
Flue Gas Inlet
Horizontal Tube Evaporator

Steam application



Industrial Boilers



Large Industrial Boilers

Gas Turbine Integration

250 kW



Commercial scale power

1.75 MW



Industrial power and steam

5 MW



Larger Industrial power and steam

10 MW



Larger Industrial power and steam

2014 2015 2016 2017 2018 2019

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Protect The Intellectual Property



Power Oxidization Technology

- Total applications filed: 66
- 17 patents granted
  - 13 Patents granted in 2014
- Total independent claims: Over 150
- Total dependent claims: Over 1000

Ener-Core's exclusive rights protect the design and utilization of Power Oxidation

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Leverage Existing Brands

DRESSER-RAND

GE

Solar Turbines
A Caterpillar Company

SIEMENS

Kawasaki

ENER-CORE



Potential $100 Billion power equipment market related to low-quality fuels

Provide the Bridge between Turbine Manufacturers and the market of low quality gases.
Leverage their existing brands and sales networks.

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. **Reduce Manufacturing Capital Costs**
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Reduce Manufacturing Capital Costs

Year	2015	2016	2017	2018	2019
EBITDA	($5MM)	($2MM)	$6MM	$30MM[(1)]	$60MM[(1)]
Gross Profit Margins	20%	30%	40%	80%+[(1)]	80%+[(1)]



$45 M
$40 M
$35 M
$30 M
$25 M
$20 M
$15 M
$10 M
$5 M
$0 M
2014
2015
2016
2017
2018
2019
Purchase Orders
Revenue to lag P.O.'s by 8-12 Months
Shift from manufacturing to licensor
Working Capital
For manufacturing

(1) Assumes full conversion to license only model

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. **Exploit Existing Sales Channels**
7. Attract Top Caliber Talent



Exploit Existing Sales Channels

ENER-CORE
Technology Licensor


CATERPILLAR
SIEMENS
DRESSER-RAND
Kawasaki

Introducing New Technology Successfully

1. Minimize Technology Risks
2. Build to Industrial Scale
3. Protect the Intellectual Property
4. Leverage Established Brands
5. Reduce Manufacturing Capital Costs
6. Exploit Existing Sales Channels
7. Attract Top Caliber Talent



Highly reputable, respected professionals don't join small companies they don't believe in. Their options are much too big.

Ernst & Young	Ex. Partner Oil & Gas Practice
ABB	Ex. Manager R&D Environmental Technologies
Caterpillar	Ex. Global Managing Director of Power Generation
Bechtel	Ex. Global Head of Fossil and Renewable Energy Infrastructure
EPA United States Environmental Protection Agency	11th Administrator of the United States Environmental Protection Agency

London Business School	Massachusetts Institute of Technology	Dartmouth
Business	Engineering	Finance

Utilizing Waste: The Rockefeller Effect



For example, Rockefeller used noxious by-products that other refiners dumped into the river for heat to distill oil.

This toxic by-product was <u>gasoline</u> and soon after, the automobile industry was born; the automobile promised to consume that "vile, useless by-product," and Standard Oil cornered the new market.

John D. Rockefeller attributed a large part of his success to his aversion of wastefulness.

ENER-CORE

Thank you for your attention

Alain Castro CEO

Watch our Whiteboard video explaining the power oxidation process and its applications

https://www.youtube.com/watch?v=YIwJNOF-SQU